UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                          Date of Report: May 30, 2008

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                     1-9494                  13-3228013
(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)              File Number)          Identification No.)


  727 Fifth Avenue, New York, New York                          10022
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On May 30, 2008, Registrant issued a press release announcing its unaudited earnings and results of operations for the first quarter ended April 30, 2008. A copy of the May 30, 2008 press release is attached hereto as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.


Item 9.01.      Financial Statements and Exhibits.

    (c)         Exhibits

                99.1  Press Release dated May 30, 2008.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          TIFFANY & CO.


                                      BY: /s/ Patrick B. Dorsey
                                          --------------------------------------
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  May 30, 2008

                                  EXHIBIT INDEX


Exhibit No.     Description

99.1            Text of Press Release issued by Tiffany & Co., dated
                May 30, 2008.